SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

Index No. 602574/08

DAVID KOKAKIS,

Plaintiff(s)

against

MEGA MEDIA GROUP, INC.,

Defendant(s)

AFFIDAVIT OF CONFESSION OF JUDGMENT

STATE OF NEW YORK, COUNTY OF ss.:

ALEX SHVARTS *being duly sworn, deposes and says; that deponent is* † (*the* of Defendant MEGA MEDIA GROUP, INC. a New York *corporation and is duly authorized to make this affidavit on behalf of the corporate) defendant herein.*

The defendant hereby confesses judgment herein and authorizes entry thereof against defendant in the sum of $ 125,962

Defendant resides at 1122 Coney Island Ave, Brooklyn, NY 11230, Suite 205 *in the County of* Kings *State of* New York *. Defendant authorizes entry of judgment in* New York *County,* New York, *if said residence address is not in New York State.*

This confession of judgment is for a debt justly due to the plaintiff arising from the following facts:*

Defendant entered an agreement with Plaintiff agreeing to pay Plaintiff deferred compensation of $125,962 by a date certain. The date has passed, and despite Plaintiff's demand(s) for payment, no part of the $125,962 has been paid by Defendant to Plaintiff. Defendant has agreed to the filing and entry of this Judgment, along with another Judgment by Plaintiff without further notice to Defendant or its counsel, if it failed to make certain payments, which have not been paid.

This affidavit, if made in connection with an agreement for the purchase for $1,500.00 or less of any commodities for any use other than a commercial or business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments, was executed subsequent to the time a default occurred in the payment of an installment thereunder.

MEGA MEDIA GROUP, INC.

By ....
The name signed must be printed beneath
ALEX SHVARTS

Sworn to before me this 11th *day of* November, 2008

SVETLANA ARONOV
..., State of New York
...
in Queens C...
...es August 2, 2012

† Strike out matter in parenthesis if defendant is individual.
* Insert words "to become" if debt is not yet due.
** If in a city court, insert name of court. BLANK TIMES.

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

Index No. 602574/08
Address of Plaintiff:
598 Broadway, 3rd Fl.
New York, New York100[illegible]

DAVID KOKAKIS, *Plaintiff(s)*

against

MEGA MEDIA GROUP, INC. *Defendant(s)*

JUDGMENT BY CONFESSION

Amount Confessed	$	$ 125,962
Interest		$
Costs by Statute		
Transcript		
Fees on Execution		
Satisfaction		
Filing Fee		
	Total	$

STATE OF NEW YORK, COUNTY OF NEW YORK **ATTORNEY'S AFFIRMATION**

The undersigned, attorney at law of the State of New York, affirms that he is *attorney(s) of record for the plaintiff herein and states that the disbursements above specified are correct and true and have been or will necessarily be made or incurred herein and are reasonable in amount and affirms this statement to be true under the penalties of perjury.*

Dated: NEW YORK, NEW YORK

Print Name Beneath Signature MICHAEL F. GROSSMAN

JUDGMENT *entered the* *day of* 2008

On filing the foregoing affidavit of Confession of Judgment made by the defendant herein, sworn to the day of November, 2008

NOW, ON MOTION OF MICHAEL F. GROSSMAN

attorney(s) for plaintiff it is

ADJUDGED *that* DAVID KOKAKIS *plaintiff*,

residing at 598 Broadway, 3rd fl., NY, NY 10012

do recover of MEGA MEDIA GROUP, INC. *defendant*,

residing at 1122 Coney Island Ave, Brooklyn, NY 11230

the sum of $ *with interest of $* *making a total of $*

together with $ *costs and disbursements, amounting in all to the sum of $*

and that the plaintiff have execution therefor.

Clerk

Index No. 602574/08

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

DAVID KOKAKIS, *Plaintiff(s)*

against

MEGA MEDIA GROUP, INC. *Defendant(s)*

Affidavit and Judgment by Confession

GROSSMAN & GROSSMAN, P.C.
Attorney(s) for Plaintiff
Office and Post Office Address
360 Lexington Avenue, 12th fl.
New York, New York 10017
(212) 616-8177